UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 2, 2011

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL		60606-1596
(Address of Principal Executive Offices)		(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2011, the Board of Directors (the “Board”) of The Boeing Company (the “Company”) approved and adopted an amendment to Article II, Section 1 of the Company’s By-Laws to decrease the number of directors from thirteen to twelve. A copy of the amended and restated By-Laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 2, 2011. Set forth below are the voting results for each of the matters submitted to a vote of the shareholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
1. Election of Directors:
John E. Bryson	499,564,332	26,353,347	4,804,475	111,495,251
David L. Calhoun	511,718,206	14,362,033	4,642,182	111,495,251
Arthur D. Collins, Jr.	515,381,862	10,460,891	4,879,676	111,495,251
Linda Z. Cook	514,684,081	11,566,165	4,471,980	111,495,251
Kenneth M. Duberstein	499,882,155	26,566,497	4,271,798	111,495,251
Edmund P. Giambastiani, Jr.	516,330,936	9,574,806	4,816,236	111,495,251
Edward M. Liddy	512,067,907	13,687,823	4,966,496	111,495,251
John F. McDonnell	506,261,318	21,442,006	3,016,149	111,495,251
W. James McNerney, Jr.	502,583,173	25,051,028	3,087,627	111,495,251
Susan C. Schwab	515,118,621	10,993,869	4,607,937	111,495,251
Ronald A. Williams	513,519,334	12,199,088	5,004,005	111,495,251
Mike S. Zafirovski	513,023,171	13,135,971	4,563,200	111,495,251

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. Advisory Vote on Executive Compensation	496,297,364	27,696,104	6,724,015	111,497,139

	3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
3. Advisory Vote on the Frequency of Advisory Votes on Executive Compensation	215,526,024	16,603,402	293,093,340	5,490,926	111,498,351

	Votes For	Votes Against	Abstentions
4. Ratification of Appointment of Independent Auditor for 2011	626,432,231	12,336,048	3,448,589

	Votes For	Votes Against	Abstentions	Broker Non-Votes
5. Shareholder Proposal Relating to Independent Monitoring of the Human Rights Code	36,584,516	418,543,421	75,589,953	111,497,126
	Votes For	Votes Against	Abstentions	Broker Non-Votes
6. Shareholder Proposal Relating to a Report on Political Activity	101,734,667	359,135,925	69,848,178	111,497,926
	Votes For	Votes Against	Abstentions	Broker Non-Votes
7. Shareholder Proposal Relating to Action by Written Consent	166,095,428	358,208,371	6,414,797	111,497,126
	Votes For	Votes Against	Abstentions	Broker Non-Votes
8. Shareholder Proposal Relating to Changing the Ownership Threshold to Call Special Meetings	178,880,533	346,767,139	5,072,259	111,497,126
	Votes For	Votes Against	Abstentions	Broker Non-Votes
9. Shareholder Proposal Relating to Independent Chairman	185,530,803	340,621,523	4,567,151	111,498,214

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.2	By-Laws of The Boeing Company, as amended and restated on May 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Michael F. Lohr
Michael F. Lohr
Vice President, Corporate Secretary and Assistant General Counsel

Dated: May 3, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

3.2	By-Laws of The Boeing Company, as amended and restated on May 2, 2011